                                                                    EXHIBIT 10.5

                        HUGHES ELECTRONICS CORPORATION


                               SECOND AMENDMENT
              TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY)


          This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY) (this "Amendment") is dated as of March 16, 2000 and entered into by and among HUGHES ELECTRONICS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Banks"), BANK OF AMERICA, N.A., as the administrative agent for the Banks (in such capacity the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as the syndication agent (in such capacity the "Syndication Agent") and CITICORP USA, INC. and THE CHASE MANHATTAN BANK, as documentation agents (the "Documentation Agents") and is made with reference to that certain Amended and Restated Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999, as amended (as so amended, the "Credit Agreement"), by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Borrower and Banks desire to amend the Credit Agreement to
(i) revise the definition of Consolidated EBITDA, and (ii) revise certain negative financial covenants of Borrower;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1.   AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1:  Definitions
               -------------------------------------

          Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of Consolidated EBITDA in its entirety, and by replacing it with the following:

          "Consolidated EBITDA" means, for any period, for Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) for each fiscal quarter in the fiscal year ending December 31, 1999, (i) the amount of charges taken in connection with the cancellation of contract with Asia Pacific Mobile Telecommunications, up to an aggregate amount of $92,000,000 for all such fiscal quarters, and (ii) the amount of charges taken in connection with development costs and schedule delays at Hughes Space and Communication up to an aggregate amount of

$125,000,000 for all such fiscal quarters, (f) for the last fiscal quarter of the fiscal year ending December 31, 1999, (i) if a non-cash charge is taken in connection with the write-off of equity investment in ICO Global Communications, the amount of such non-cash charge up to an aggregate amount of $62,000,000,
(ii) if a non-cash charge is taken in connection with the write-off of equity investment in the Hughes Network Systems wireless business, the amount of such non-cash charge up to an aggregate amount of $272,000,000, and (iii) if a change in business strategy related to DirecTV Japan, Ltd. results in cash and/or non-cash charges, the amount of such cash and/or non-cash charges up to an aggregate amount of $250,000,000, and (g) for each fiscal quarter in the fiscal year ending December 31, 2000, the amount of non-cash charges taken in connection with ICO Global Communications and PanAmSat launch delays, up to an aggregate amount for all such fiscal quarters of (x) $150,000,000 minus (y) the amount of the charge, if any, added pursuant to clauses (f)(i) above; minus (h) for each
                                                            -----
fiscal quarter in the fiscal year ending December 31, 2000, the amount of cash losses (whether or not accounted for as charges under GAAP) in connection with DirecTV Japan, Ltd., but only if such cash losses were reflected in the charges, if any, added pursuant to clause (f)(iii); plus (i) for each fiscal quarter in
                                           ----
the fiscal year ending December 31, 2000, if any change in business strategy regarding DirecTV Japan, Ltd. results in a non-cash charge, the amount of such non-cash charge up to an aggregate amount of $150,000,000 minus the amount of non-cash charges, if any, added pursuant to clause (f)(iii) above; plus (j)
                                                                   ----
after the date on which Hughes Satellite Systems Segment (which consists of Hughes Space and Communications, Hughes Electron Dynamics, and Spectrolab, Inc.) is accounted for as a discontinued operation and until the date on which Hughes Satellite Systems Segment is sold, the amounts described in clauses (a), (b),
(c) and (d) above attributable to Hughes Satellite Systems Segment.

          1.2  Amendments to Section 8: Negative Covenants of Borrower
               -------------------------------------------------------

          (A) Subsection 8.5(b) is hereby amended by changing the table contained therein by replacing the Maximum Leverage Ratio (i) for the quarter ending March 31, 2000 from 4.50 to 5.00, and (ii) for the quarters ending June 30, 2000 and September 30, 2000 from 4.00 to 5.00.

          (B)  Subsection 8.5(c) is hereby deleted in its entirety.

     2.   CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

          (A) On or before the Amendment Effective Date, Borrower shall deliver to the Banks (or to the Administrative Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) copies of this Amendment dated the Amendment Effective Date executed by Borrower, the Majority Banks and the Administrative Agent.

          (B) All fees and other amounts due to the Administrative Agent, Syndication Agent, Documentation Agents, Arranger and any Bank through the Amendment Effective Date from Borrower shall have been received by such person.

     3.   BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          (A)  Corporate Power and Authority.  Borrower has all requisite
               -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          (B)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          (C)  No Contravention.  There is no charter, by-law, or capital stock
               ----------------
provision of Borrower and no provision of any indenture or material agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower which would be contravened by the execution, delivery and performance of any provision, condition, covenant or other term of this Amendment or the Amended Agreement.

          (D)  Binding Obligation.  This Amendment and the Amended Agreement are
               ------------------
the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, and any instrument or agreement required hereunder or by the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

          (E)  Incorporation of Representations and Warranties From Credit
               -----------------------------------------------------------
Agreement. The representations and warranties contained in Section 6 of the
---------
Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (F)  Absence of Default.  After giving effect to this Amendment, no
               ------------------
event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Unmatured Event of Default.

     4.   MISCELLANEOUS

          (A) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

          (B)    Fees and Expenses.  Borrower acknowledges that all costs, fees
                 -----------------
and expenses as described in subsection 11.14 of the Credit Agreement incurred by the Arranger, the Administrative Agent and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          (C)    Headings.  Section and subsection headings in this Amendment
                 --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (D)    California Law.  The interpretation, enforcement and effect of
                 --------------
this Amendment shall be governed and controlled in all respects by and construed according to the substantive laws of the State of California.

          (E)    Counterparts; Effectiveness.  This Amendment may be executed in
                 ---------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower and Majority Banks and receipt by Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        HUGHES ELECTRONICS CORPORATION

                                        By:___________________________________
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent

                                        By:___________________________________
                                        Name:
                                        Title:

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as Syndication Agent and a Bank

                                        By:___________________________________
                                        Name:
                                        Title:

                                        CITICORP USA, INC., as Documentation
                                        Agent and a Bank

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE CHASE MANHATTAN BANK, as
                                        Documentation Agent and a Bank

                                        By:___________________________________
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A., as a Bank

                                        By:___________________________________
                                        Name:
                                        Title:

                                        BANKERS TRUST COMPANY

                                        By:___________________________________
                                        Name:
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By:___________________________________
                                        Name:
                                        Title:

                                        By:___________________________________
                                        Name:
                                        Title:

                                  [RESERVED]

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, NEW YORK BRANCH

                                        By:___________________________________
                                        Name:
                                        Title:

                                  [RESERVED]

                                        TORONTO-DOMINION (TEXAS), INC.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        BANCA DI ROMA - SAN FRANCISCO

                                        By:___________________________________
                                        Name:
                                        Title:

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE BANK OF NEW YORK

                                        By:___________________________________
                                        Name:
                                        Title:

                                        CIBC INC.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        ING LEASE INTERNATIONAL EQUIPMENT
                                        FINANCE B.V.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN
                                        ISLANDS BRANCHES

                                        By:____________________________________
                                        Name:
                                        Title:

                                        By:____________________________________
                                        Name:
                                        Title:

                                        BANK ONE, NA

                                        By:___________________________________
                                        Name:
                                        Title:

                                        ALLFIRST BANK

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE FUJI BANK, LIMITED

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                        LOS ANGELES AGENCY

                                        By:___________________________________
                                        Name:
                                        Title:

                                        SANPAOLO IMI SpA

                                        By:___________________________________
                                        Name:
                                        Title:

                                        By:___________________________________
                                        Name:
                                        Title:

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        BANK HAPOALIM B.M.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE FUJI BANK, LIMITED

                                        By:___________________________________
                                        Name:
                                        Title:

                                        MERCANTILE BANK NATIONAL ASSOCIATION

                                        By:___________________________________
                                        Name:
                                        Title:

                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION, NEW YORK BRANCH

                                        By:___________________________________
                                        Name:
                                        Title:

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH

                                        By:___________________________________
                                        Name:
                                        Title:

                                        By:___________________________________
                                        Name:
                                        Title: